UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2009

KAISER VENTURES LLC

(Exact name of registrant as specified in its charter)

DELAWARE	000-33433	33-0972983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3633 Inland Empire Blvd., Suite 480, Ontario, CA	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 909.483.8500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

Kaiser Ventures LLC furnishes this report pursuant to item 8.01 of Form 8-K.

On November 10, 2009, a three-judge panel of the 9th Circuit Court of Appeals issued its decision in the Company’s land exchange litigation and landfill project appeal. (Donna Charpied, et al., Plaintiffs - Appellees v. United States Department of Interior, et al., Defendants - Appellants (Case Nos. 05-56815 and 05-56843); National Parks and Conservation Association, Plaintiff - Appellee v. Bureau of Land Management, et al., Defendants - Appellants (No. 05-56814); and National Parks and Conservation Association, Plaintiff - Appellee v. Bureau of Land Management, et al., Defendants - Appellants (No. 05-56832)). The majority opinion is adverse to the Eagle Mountain landfill project in that it upheld portions of the prior U. S. District Court ruling by finding that: (i) the discussion of eutrophication (the introduction of nutrients, in this case primarily nitrogen, as a result of the landfill) was not adequately organized in the EIS; (ii) the statement of purpose and need for the project was unduly narrow resulting in an inadequate analysis of a reasonable range of alternatives to the proposed land exchange; and (iii) there was an inadequate appraisal of the lands in the land exchange due to the failure of the “highest and best use” analysis to take into account the probable use of the public lands as a landfill. A 50-page dissenting opinion was filed. The dissenting judge found in the Company’s favor on all issues involving the land exchange and landfill project.

Both the panel majority and dissent concluded that the U.S. District Court errer with regard to the bighorn sheep issue because there was substantial evidence in the record that bighorn sheep had been appropriately studied and analyzed. In addition, the majority and dissent also rejected a cross appeal of various environmental matters, finding that the agency’s analysis and explanation complied with applicable law for: (i) noise; (ii) night lighting; (iii) desert tortoise; (iv) groundwater; (v) air quality; and (vi) visual impacts relating to Joshua Tree National Park.

The Company is considering all of its available options, including asking for a review of the opinion by a panel consisting of at least eleven 9th Circuit Court of Appeals judges in what is known as an en banc rehearing.

A copy of the Company’s press release with respect to the decision is filed as Exhibit 99.1 to this Form 8-K and a copy of the majority opinion and the minority opinion are filed as Exhibit 99.2 to this Form 8-K.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS

(c) Exhibits

99.1	Kaiser Ventures LLC Press Release dated November 10, 2009, announcing adverse decision in land exchange litigation.*

99.2	Decision of the United States 9th Circuit Court of Appeals issued November 10, 2009, with regard to the Company’s federal land exchange and landfill project litigation.*

*	Filed with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER VENTURES LLC
(Registrant)

Date: November 12, 2009	/S/ TERRY L. COOK
(Signature)*
Terry L. Cook
Executive Vice President – General Counsel

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